                                                                 EXECUTION COPY

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                                 AMENDMENT NO. 2

                         Dated as of September 30, 1996

                                       to

                          SALE AND SERVICING AGREEMENT

                          Dated as of December 28, 1995

                                      among

                 OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST
                                     Issuer

                      OLYMPIC RECEIVABLES FINANCE CORP. II
                                     Seller

                             OLYMPIC FINANCIAL LTD.
                   In its individual capacity and as Servicer

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                 Backup Servicer

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

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

                                    ARTICLE I

                                   DEFINITIONS


                                   ARTICLE II

                                    AMENDMENT

     SECTION 2.1.  Amendment to Section 1.1 of the Sale and Servicing
          Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     SECTION 2.2.  Amendment to Section 2.1 of the Sale and Servicing
          Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     SECTION 2.3.  Amendment to Section 4.1 of the Sale and Servicing
          Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
     SECTION 2.4.  Amendment to Section 4.6 of the Sale and Servicing
          Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
     SECTION 2.5.  Amendment to Section 5.1 of the Sale and Servicing
          Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
     SECTION 2.6.  Amendment to Section 9.1 of the Sale and Servicing
          Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

                                   ARTICLE III

                                  MISCELLANEOUS

     SECTION 3.1.  Counterparts. . . . . . . . . . . . . . . . . . . . . . .  5
     SECTION 3.2.  Governing Law; Entire Agreement . . . . . . . . . . . . .  5
     SECTION 3.3.  Headings. . . . . . . . . . . . . . . . . . . . . . . . .  5
     SECTION 3.4.  Sale and Servicing Agreement in Full Force and Effect as
          Amended. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

     AMENDMENT NO. 2 dated as of September 30, 1996 (the "AMENDMENT") to SALE AND SERVICING AGREEMENT dated as of December 28, 1995 and amended as of June 12, 1996 (as amended, the "SALE AND SERVICING AGREEMENT"), among Olympic Automobile Receivables Warehouse Trust (the "ISSUER"), Olympic Receivables Finance Corp. II, a Delaware corporation, as Seller (the "SELLER"), Olympic Financial Ltd., a Minnesota corporation, in its individual capacity and as Servicer, (the "SERVICER") and Norwest Bank Minnesota, National Association, a national banking association, as Backup Servicer (the "BACKUP SERVICER").

     WHEREAS, the Issuer, the Seller, the Servicer and the Backup Servicer have entered into the Sale and Servicing Agreement;

     WHEREAS, pursuant to Section 10.1(b) of the Sale and Servicing Agreement, the Issuer, the Seller and the Servicer desire to amend the Sale and Servicing Agreement in certain respects as provided below;

     WHEREAS, each of the Indenture Trustee, the Backup Servicer, a Certificate Majority and a Note Majority has consented to this Amendment as required by
Section 10.1(b) of the Sale and Servicing Agreement;

     WHEREAS, it is the intent of the parties that this Amendment be effective as of the date set forth above (the "EFFECTIVENESS DATE");

     NOW, THEREFORE, the parties to this Amendment hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

     Unless otherwise defined herein or the context otherwise requires, defined terms used herein shall have the meanings ascribed thereto in the Sale and Servicing Agreement.


                                   ARTICLE II

                                    AMENDMENT

     SECTION 2.1.  AMENDMENT TO SECTION 1.1 OF THE SALE AND SERVICING AGREEMENT.

     (a) The definition of "COLLECTED FUNDS" in Section 1.1 of the Sale and Servicing Agreement is hereby amended by adding the following at the end of such definition:

          "and any payments under, or proceeds from, any Eligible Interest Rate Cap Agreement maintained pursuant to SECTION 2.1(B)(1)(XIV)."

     (b) The definition of "NET EXCESS SPREAD PERCENTAGE" in Section 1.1 of the Sale and Servicing Agreement is hereby amended (i) by deleting the words "hedging arrangements" in the parenthetical phrase immediately following the word "Receivables" and inserting in their place the words "Eligible Interest Rate Cap Agreement" and (ii) by inserting the symbol ")" immediately after the words "Section 2.1(b)(xiv)."

     (c) The definition of "NET LOSS RATE" in Section 1.1 of the Sale and Servicing Agreement is hereby amended (i) by inserting the words "the annualized total of the difference between" immediately following the words "the numerator of which is equal to" and (ii) by deleting the word "less" and inserting in its place the word "MINUS."

     (d) The definition of "REQUISITE AMOUNT" in Section 1.1 of the Sale and Servicing Agreement is hereby amended to read in its entirety as follows:

          REQUISITE AMOUNT: As of any Determination Date, (i) if no Trigger Event shall have occurred, and all previous Trigger Events shall have been Deemed Cured, 1.0% of the sum of the Note Balance on such Determination Date PLUS the Certificate Balance on such Determination Date; and (ii) if a Trigger Event shall have occurred (and until such Trigger Event shall have been Deemed Cured), (x) if such Trigger Event is of the type described in clause (i) of the definition thereof, 1.0% of the Maximum Program Size PLUS 1.0% of the sum of the Note Balance on such Determination Date PLUS the Certificate Balance on such Determination Date, (y) if such Trigger Event is of the type described in clause (ii) of the definition thereof, 2.0% of the Maximum Program Size PLUS 1.0% of the sum of the Note Balance on such Determination Date PLUS the Certificate Balance on such Determination Date, and (z) if such Trigger Event is of the type described in clause (iii) of the definition thereof, an unlimited amount.

     (e) Section 1.1 of the Sale and Servicing Agreement is hereby further amended by deleting the following defined terms and the corresponding definitions: EXCESS YIELD CONDITION, EXCESS YIELD PERCENTAGE and SPREAD ACCOUNT AVAILABLE AMOUNT.

     (f) Section 1.1. of the Sale and Servicing Agreement is hereby further amended by adding the following defined terms and definitions:

     ELIGIBLE INTEREST RATE CAP AGREEMENT: An interest rate cap agreement that:
(i) is on a standard ISDA form; (ii) is an amortizing interest rate cap with a maturity date that is no earlier than the final scheduled payment date with respect to the last maturing Receivable in the Trust; (iii) is issued by a bank or other financial institution whose short term unsecured

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debt obligations are rated A-1+/P-1 by Standard & Poor's and Moody's, respectively or that it is otherwise acceptable to JPMD; (iv) has a capped interest rate equal to a 30-day LIBOR rate of 9.50% per annum; (v) provides that any payments made by the counterparty shall be made directly to the Collection Account; (vi) provides that it may not be materially amended, terminated, waived or assigned by the counterparty without the prior written consent of the Note Majority and the Certificate Majority; (vii) provides that it may be sold by the Trust on any Trust Property Liquidation Date on which not less than all of the Receivables in the Trust are disposed pursuant to Section 9.1; and (viii) is otherwise in form and substance reasonably satisfactory to JPMD.

     SECTION 2.2.  AMENDMENT TO SECTION 2.1 OF THE SALE AND SERVICING AGREEMENT.

     (a) Section 2.1(b)(1)(xiv) of the Sale and Servicing Agreement is hereby amended to read in its entirety as follows:

          (xiv) (A) on any Transfer Date, OFL shall have established, in accordance with Section 2.2(b)(1)(ix) of the Receivables Purchase Agreement, in the name of the Trustee for the benefit of the Noteholders and the Certificateholders, an Eligible Interest Rate Cap Agreement in a notional amount equal to or greater than the sum of the Note Balance PLUS the Certificate Balance on such Transfer Date (after taking into account the transfer of Receivables to the Trust on such date);

     (b) Section 2.1(b)(1)(xv) of the Sale and Servicing Agreement is hereby amended by deleting the number "40%" and substituting therefor "55%."

     (c) Section 2.1(b)(1) of the Sale and Servicing Agreement is hereby amended by adding the following subsection (xvi) immediately following Section 2.1(b)(1)(xv):

          (xvi) the Seller shall have deposited into the Spread Account an amount at least equal to 1.0% of the aggregate of the Principal Balances of the Receivables sold to the Trust on such Transfer Date;

     (d) Section 2.1(b)(1) of the Sale and Servicing Agreement is hereby further amended by renumbering Section 2.1(b)(1)(xvi) as Section
2.1(b)(1)(xvii) and by renumbering Section 2.1(b)(1)(xvii) as Section 2.1(b)(1)(xviii).

     (e) Section 2.1(c)(2)(viii) of the Sale and Servicing Agreement is hereby amended by deleting the word "or" at the end thereof.

     (f) Section 2.1(c)(2)(ix) of the Sale and Servicing Agreement is hereby amended to read in its entirety as follows:

          (ix) on any Determination Date after the first Transfer Date but prior to the Purchase Termination Date, (A) the Delinquency Ratio shall exceed 3.50%; (B) the Portfolio Loss Ratio shall exceed 2.50%; (C) the Warehousing Loss Ratio shall exceed 1.0%; or (D) the Average Net Excess Spread Percentage shall be less than 1.5%; or

     (g) Section 2.1(c)(2) of the Sale and Servicing Agreement is hereby amended by adding the following subsection (x) immediately following Section 2.1(c)(2)(ix):

          (x) The notional amount of the Eligible Interest Rate Cap Agreement required pursuant to Section 2.1(b)(1)(xiv) shall on any date be less than the sum of the Note Balance PLUS the Certificate Balance on such date (after taking into account the transfer of Receivables to the Trust, if any, on such date).

     SECTION 2.3.  AMENDMENT TO SECTION 4.1 OF THE SALE AND SERVICING AGREEMENT.
Section 4.1(e) of the Sale and Servicing Agreement is hereby amended by deleting the words "; PROVIDED HOWEVER, that amounts on deposit in the Spread Account up to an amount equal to the Spread Account Available Amount may be used to establish a hedging arrangement with a longer term in accordance with clause (g) of the definition of "Eligible Investments" following the end of the first sentence of such Section.

     SECTION 2.4.  AMENDMENT TO SECTION 4.6 OF THE SALE AND SERVICING AGREEMENT.
Section 4.6(viii) of the Sale and Servicing Agreement is hereby amended to read in its entirety as follows:

          (viii) eighth, FIRST, an amount equal to the lesser of (x) all remaining Available Funds and (y) the excess, if any, of the Requisite Amount as of the immediately preceding Determination Date over the amount on deposit in the Spread Account as of such date (after taking into account all withdrawals from the Spread Account on such Distribution Date), shall be deposited into the Spread Account; SECOND, from Available Funds, if any amounts are due and owing to any Indemnified Party (as such term is used in the Note Purchase Agreement) under Section 11.01, Section 11.04 or Section
     11.05 of the Note Purchase Agreement, such amount shall be deposited into the Note Distribution Account for distribution to such Indemnified Parties, THIRD, from Available Funds, if any amounts are due and owing to any Indemnified Party (as such term is used in the Certificate Purchase Agreement) under Section 11.01, Section 11.04 or Section 11.05 of the Certificate Purchase Agreement, such amount shall be deposited into the Certificate Distribution Account for distribution to such Indemnified Parties, and FOURTH, any remaining Available Funds shall be released to the Seller.

     SECTION 2.5.  AMENDMENT TO SECTION 5.1 OF THE SALE AND SERVICING AGREEMENT.
Section 5.1(c) of the Sale and Servicing Agreement is hereby amended by deleting the words "respect of amounts deposited therein pursuant to Section 4.6(viii) as a result of the occurrence of such Trigger Event" and substituting therefor the words "excess of the Requisite Amount as of such date."

     SECTION 2.6.  AMENDMENT TO SECTION 9.1 OF THE SALE AND SERVICING AGREEMENT.
Section 9.1(b)(2) of the Sale and Servicing Agreement is hereby amended by deleting the words "at least one Business Day prior to" and substituting therefor the words "no later than 11:00 A.M. (New York time) on."


                                   ARTICLE III

                                  MISCELLANEOUS

     SECTION 3.1. COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective when: (1) the Servicer shall have received (a) counterparts hereof executed on behalf of the Issuer, the Seller and the Servicer, (b) the consents of the Backup Servicer, the Indenture Trustee and JPMD, as sole Certificateholder, and as Administrative Agent for Delaware Funding Corporation, the sole Noteholder, to the terms of this Amendment and
(c) evidence of written notice to Standard & Poor's and Moody's of this Amendment and (2) OFL shall have caused the delivery of an Opinion of Counsel to JPMD with respect to true-sale and non-substantive consolidation matters (or a bring-down of the Opinion of Counsel with respect to these matters delivered on the Closing Date) satisfactory to JPMD.

     SECTION 3.2. GOVERNING LAW; ENTIRE AGREEMENT. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Amendment and the Sale and Servicing Agreement (and all exhibits, annexes and schedules thereto) constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION 3.3. HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof or thereof.

     SECTION 3.4. SALE AND SERVICING AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically stated herein, all of the terms and conditions of the Sale and Servicing Agreement shall remain in full force and effect. All references to the Sale and Servicing Agreement in any other document or instrument shall be deemed to mean the Sale and Servicing Agreement, as amended by this Amendment. This Amendment shall not constitute a novation of the Sale and Servicing Agreement, but shall constitute an amendment thereto. The parties hereto agree to be bound by the terms and obligations of the Sale and Servicing

Agreement, as amended by this Amendment, as though the terms and obligations of the Sale and Servicing Agreement were set forth herein.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers, all as of the date and year first above written.

                         ISSUER:

                         OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST

                         By WILMINGTON TRUST COMPANY,
                            not in its individual capacity but solely as Owner Trustee



                         By:  /s/ Denise M. Geran
                             -------------------------------------------
                              Name:  Denise M. Geran
                              Title: Financial Services Officer



                         SELLER:

                         OLYMPIC RECEIVABLES FINANCE CORP. II



                         By:  __________________________________
                              Name:
                              Title:



                         SERVICER:

                         OLYMPIC FINANCIAL LTD.,
                             in its individual capacity and as Servicer



                         By:  __________________________________
                              Name:
                              Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers, all as of the date and year first above written.

                         ISSUER:

                         OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST

                         By WILMINGTON TRUST COMPANY,
                            not in its individual capacity but solely as Owner Trustee



                         By: ___________________________________________
                              Name:
                              Title:



                         SELLER:

                         OLYMPIC RECEIVABLES FINANCE CORP. II



                         By:      /s/ John Witham
                              ------------------------------------------
                              Name:   John Witham
                              Title:  EVP/CFO



                         SERVICER:

                         OLYMPIC FINANCIAL LTD.,
                             in its individual capacity and as Servicer



                         By:     /s/ Mike Sherman
                              ------------------------------------------
                              Name:  Mike Sherman
                              Title: VP/Treasurer

                         AGREED AND CONSENTED:

                         BACKUP SERVICER:

                         NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but as Backup Servicer



                         By:     /s/ Illegible
                              ------------------------------------------
                              Name:
                              Title:



                         INDENTURE TRUSTEE:

                         NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but as Indenture Trustee


                         By:     /s/ Illegible
                              ------------------------------------------
                              Name:
                              Title:



                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as sole Certificateholder, and as Administrative Agent for Delaware Funding Corporation, as sole Noteholder


                         By:  __________________________________
                              Name:
                              Title:

                         AGREED AND CONSENTED:

                         BACKUP SERVICER:

                         NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but as Backup Servicer



                         By:  __________________________________
                              Name:
                              Title:



                         INDENTURE TRUSTEE:

                         NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but as Indenture Trustee


                         By:  __________________________________
                              Name:
                              Title:



                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as sole Certificateholder, and as Administrative Agent for Delaware Funding Corporation, as sole Noteholder


                         By:     /s/ Illegible
                              ------------------------------------------
                              Name:
                              Title: